UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a -101)
Information Required in a Proxy Statement
Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Soliciting Material under §240.14a-12

FIRST EAGLE CREDIT OPPORTUNITIES FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT PROXY INFORMATION

[    ], 2022

Dear Shareholder:

We are writing to inform you of a Special Meeting of Shareholders of the First Eagle Credit Opportunities Fund, scheduled for [•] [a.m. / p.m.]. Eastern time on [day], [date], 2022, that will be held in a virtual meeting format only. First Eagle Credit Opportunities Fund is referred to here as the “Fund.”

The purpose of the Meeting is to vote on the proposal set forth below and to transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. As a shareholder of the Fund, your opinion is important and we urge you to vote.

Proposal:

To elect members of the Board of Trustees of the Fund.

•	The Fund will not bear the cost of this proxy solicitation. First Eagle Investment Management, LLC, the Fund’s investment adviser, has agreed to bear the costs of this proxy solicitation.

Due to the public health and safety concerns of COVID-19, and to support the health and well-being of our shareholders, trustees and officers, and other attendees, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”) BELIEVES THAT ELECTION OF ITS NOMINEES TO SERVE AS TRUSTEES OF THE FUND IS IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF THE PROPOSAL.

The Fund has enlisted the services of AST Financial (the “Solicitor”), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call from the Solicitor encouraging you to exercise your right to vote.

You will find more information about this matter in the following “Question and Answer” pages and the full Proxy Statement.

We urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card. By voting your shares, you will help eliminate the possibility of additional expenses incurred from further solicitation efforts.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at https://[ ]. The Meeting will be a completely virtual meeting of shareholders, which will be conducted solely online via live webcast. To participate in the Meeting, shareholders must register in advance. If you wish to attend the Meeting, please send an email to attendameeting@astfinancial.com. Please put “First Eagle Credit Opportunities Fund” in the subject line and include in the body of the email your full name and address, your control number located on your proxy card or voting instruction form and your intent to attend the meeting. This request must be received before [48 hours prior to meeting date/time]. A registration link will be sent back to you. There is no physical location for the Meeting.

If you have any questions regarding the enclosed material or the execution of your vote, please call the Solicitor toll-free at (800) 284-7175.

We appreciate your time and continued commitment to the Fund.

Sincerely,

MEHDI MAHMUD
President
First Eagle Credit Opportunities Fund

It is important that your shares be represented at the virtual Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

Important Notice

[•], 2022

Although we recommend that you read the complete Proxy Statement, for your convenience we also provide a brief overview of the issues to be voted.

Q&A
QUESTIONS AND ANSWERS

Q: Why am I receiving this Proxy Statement?

A: We are seeking the approval by the Fund’s shareholders to elect the members of the Fund’s Board of Trustees (the “Board”). This Proxy Statement includes information about the nominees and the process to vote and participate at the Meeting.

Q: Why am I being asked to elect the members of the Fund’s Board of Trustees?

A: The Board believes it is desirable and appropriate to expand the Board of Trustees and to align the membership of the Board with the boards of trustees of two affiliated mutual fund trusts (First Eagle Funds and First Eagle Variable Funds). A consolidated governance structure, with the same board members serving across the three trusts, will be more efficient and assist in delivering a common approach to such matters as oversight of service providers, distribution and marketing of shares and servicing of shareholders.

Four nominees for the Board are current Trustees. These are Mses. Candace K. Beinecke and Jean D. Hamilton and Messrs. John P. Arnhold and Mehdi Mahmud. The Board is also nominating five additional Trustees: Ms. Lisa Anderson and Messrs. Peter W. Davidson, James E. Jordan, Willian M. Kelly and Paul J. Lawler. If elected, the membership of the Board of Trustees for the Fund and for each of the First Eagle Funds and First Eagle Variable Funds will be the same.

Q: How can I vote?

A: To vote, you may use any of the following methods:

•  By Internet. Have your proxy card available. Go to the website on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•  By Telephone. Have your proxy card available. Call the toll-free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

•  Virtual Meeting. Any shareholder who attends the Meeting virtually may provide voting instructions online during the Meeting.

Q: How does the Board recommend that I vote?

A: After careful consideration, the Board recommends that you vote ‘FOR’ the election of each of the nominees to serve as Trustees of the Fund.

Q: Will my vote make a difference?

A: Yes. Your vote is needed to ensure the election of the Board’s nominees to serve on the Board. Your immediate response will help save on the costs and inconvenience of further solicitations for a shareholder vote. We encourage you to participate in the governance of the Fund.

Q: How do I contact you?

A: If you have any questions, call AST Financial toll-free at (800) 284-7175.

PLEASE VOTE.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

FIRST EAGLE CREDIT OPPORTUNITIES FUND

1345 Avenue of the Americas
New York, New York 10105

PROXY STATEMENT

Notice of Special Meeting of Shareholders of First Eagle Credit Opportunities Fund
to be Held on [     ], 2022

This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of First Eagle Credit Opportunities Fund (the “Fund” or “Fund”) for use at the Special Meeting of Shareholders of the Fund to be held on [date], 2022 at [•] [Eastern] time, including any adjournment thereof (the “Meeting”), for the purposes set forth in this Proxy Statement. The Meeting will be a completely virtual meeting of shareholders, which will be conducted solely online via live webcast. To participate in the Meeting, shareholders must register in advance. If you wish to attend the Meeting, please send an email to attendameeting@astfinancial.com. Please put “First Eagle Credit Opportunities Fund” in the subject line and include in the body of the email your full name and address, your control number located on your proxy card or voting instruction form and your intent to attend the meeting. This request must be received before [48 hours prior to meeting date/time]. A registration link will be sent back to you. There is no physical location for the Meeting.

This Proxy Statement is expected to be mailed on or about [date], 2022 to shareholders of record of the Fund (the “Shareholders”) on [date], 2022 (the “Record Date”).

If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If no instructions are given on the properly executed and returned proxy card, proxies will be voted FOR approval of Proposal 1 as described below.

Proxies will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting or any adjournment thereof. You may revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy (i) to the Fund at any time prior to the Meeting or (ii) to the Secretary of the Meeting at the Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the virtual Meeting and vote your shares in person.

The Fund will not bear the cost of this proxy solicitation. The Adviser (as defined below) has agreed to bear the costs of this proxy solicitation. The solicitation will be largely by mail, but may include telephonic or oral communications by AST Financial (the “Solicitor”), a professional proxy solicitation firm retained by the Fund to assist Shareholders with understanding and completing the proxy process. (Fees payable to the Solicitor are estimated to be approximately $[•], which again will be at no cost to the Fund or Shareholders.) As the Meeting date approaches, you may receive a call from the Solicitor encouraging you to exercise your right to vote. Regular employees of the Adviser or of DST Systems Inc., the Fund’s transfer agent, may also contact you (also at no cost to the Fund).

General Information about First Eagle Credit Opportunities Fund

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund continuously offers its Common Shares and is operated as an “interval fund.” The Fund was organized as a Delaware statutory Fund on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Amended and Restated Declaration of Trust, dated as of September 4, 2020. The Fund’s primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund’s principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

More details regarding the Fund are available in the Prospectus and Statement of Additional Information and in the most recent Annual and Semi-Annual reports. A copy of the Fund’s Annual Report for the fiscal year ended December 31, 2021 was mailed to Shareholders on or about February 28, 2022, and a copy of the Fund’s Semi-Annual Report for the semi-annual period ended June 30, 2021, was mailed to Shareholders on or about August 30, 2021.

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Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address and also share the same surname. Additional copies of the Proxy Statement will be delivered promptly upon request. Copies of this Proxy Statement, the Fund’s most recent Annual and Semi-Annual Reports are available at no charge at www.FirstEagle.com or by calling 800.334.2143 on any business day to request a paper copy.

At the close of business on the Record Date, the net assets of the Fund were $[•].

Summary of the Business of the Meeting

During the Meeting, the Fund’s Shareholders will vote on whether to approve the Proposal (election of the Board of Trustees) and on any other matters that may properly be presented for a vote by Shareholders of the Fund. The Board may elect to withdraw the Proposal from consideration at its discretion.

Who Votes?

All of the Fund’s Shareholders are being asked to vote on the Proposal. Although it is not anticipated that other business will be presented at or acted upon at the Meeting, the accompanying proxy card authorizes the proxy holders to vote with their best judgment as to any other matter that properly comes before the Meeting.

Quorum Requirement and Adjournment

Proposal:

A quorum of the Fund’s Shareholders is necessary to hold a valid meeting. Under the Fund’s By-Laws, a quorum for the Meeting will exist if Shareholders entitled to vote one-third (33 1/3%) of the issued and outstanding shares of the Fund on the Record Date are present in person or by proxy at the Meeting. Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum. Abstentions and “broker non-votes” (as described below) will count as shares present at the Meeting for purposes of establishing a quorum.

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to elect the Board’s nominees as Trustees are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require either (a) the affirmative vote of a majority of those shares of the Fund represented at the Meeting in person or by proxy, (b) the approval of the chairman of the Meeting or (3) the approval of the Trustees. The persons named as proxies will vote those proxies that they are entitled to vote FOR the election of the nominees in favor of such an adjournment and will vote those proxies required to be voted AGAINST the election of the nominees against such an adjournment. A Shareholder vote may be taken on the nomination prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate and in accordance with the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Fund’s By-Laws (the “By-Laws”).

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Vote Necessary to Approve the Proposal

The election of Trustees requires the affirmative vote of a plurality of the shares entitled voted. Each share of the Fund is entitled to one vote. Fractional shares shall be entitled to a proportionate fractional vote.

For the purposes of the vote to be held at this Meeting, abstentions and broker non-votes will be counted as present, but will not considered votes cast at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of the nominees as Trustees, where the required vote is a simple plurality. A “broker non-vote” occurs when a broker has not received voting instructions from a Shareholder and is barred from voting the shares without Shareholder instructions.

If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast with respect to the Proposal, the proxy will be voted in favor of the Proposal.

A Shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the Fund expressly revoking his or her proxy, (ii) by signing and forwarding to the Fund a later-dated proxy, or (iii) by attending the Meeting and casting his or her votes in person. Virtual attendance at the Meeting shall constitute in person attendance for these purposes.

Record Date and Outstanding Shares

At the close of business on the Record Date, there were [•] shares of the Fund outstanding and entitled to vote, representing [number of votes]. The following chart shows the number of each class of shares of the Fund outstanding and entitled to vote at the close of business on the Record Date, as well as the number of votes for each class of shares:

Portfolio	Number of Shares	Number of Votes
Class A	[•]	[•]
Class I	[•]	[•]

No Class A-2 shareholders will vote on the Proposal. Class A-2 shares had not launched as of the Record Date.

Security Ownership of Certain Beneficial Owners and Management

Appendix A contains information regarding ownership of the outstanding securities of the Fund by certain beneficial owners and management of the Fund. There are no arrangements known to the Fund, including any pledge by any person of securities of the Fund or any of its parents, the operation of which may at a subsequent date result in a change in control of the Fund.

PROPOSAL TO ELECT THE MEMBERS OF THE BOARD OF TRUSTEES OF THE FUND

Currently, the Board consists of five members, Mses. Candace K. Beinecke, Jean D. Hamilton and Nancy Hawthorne and Messrs. John P. Arnhold and Mehdi Mahmud. The Board has voted to nominate Mses. Beinecke and Hamilton and Messrs. Arnhold and Mahmud to continue to serve as members of the Board. The Board is also nominating the following additional Trustees, Ms. Lisa Anderson and Messrs. Peter W. Davidson, James E. Jordan, Willian M. Kelly and Paul J. Lawler to serve as members of the Board.

The Board believes it is desirable and appropriate to expand the Board of Trustees and to align the membership of the Board with the boards of trustees of two affiliated mutual fund trusts (First Eagle Funds and First Eagle Variable Funds). The Board carefully considered the experience, qualifications, attributes, and skills of each Nominee. In addition, the Board evaluated the potential benefits of operating as an aligned Board, including that as a consolidated governance structure, with the same board members serving across the three trusts, it will be more efficient and assist in delivering a common approach by both the Board and management to such matters as oversight of service providers, distribution and marketing of shares and servicing of shareholders. If the Board’s nominees are elected at the Meeting as proposed, the membership of the Board of Trustees for the Fund and for each of the First Eagle Funds and First Eagle Variable Funds will be the same.

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Ms. Hawthorne is not standing for reelection as a Trustee on the Board as she is expected to be focused on other funds in development by the Adviser and/or its affiliates. There are no disagreements between Ms. Hawthorne and the Fund on any matter relating to the Fund’s operations, policies and practices.

The Board recommends that Shareholders vote ‘FOR’ the election of each of Mses. Anderson, Beinecke and Hamilton and Messrs. Arnhold, Davidson, Jordan, Kelly, Lawler and Mahmud.

If elected, they will serve as Trustees until the election and qualification of their successor or until their death, retirement, resignation, removal, bankruptcy, adjudication of incompetence or other incapacity to perform the duties of the office of a Trustee as provided in the Declaration of Trust. Since the Fund does not intend to hold annual Shareholder meetings, Trustees may hold office for an indefinite period.

Pursuant to the Declaration of Trust and By-Laws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations.

Information Regarding Trustees and Nominees.

The following table provides information concerning the nominees who currently serve as Trustees. For purposes of the information provided herein, the “fund complex” consists of the Fund, the First Eagle Funds, the First Eagle Overseas Variable Fund, First Eagle Alternative Capital BDC, Inc. and First Eagle Senior Loan Fund.

INDEPENDENT TRUSTEES1

Name, Address and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Candace K. Beinecke 1345 Avenue of the Americas, New York, New York 10105 (born November 1946)	Trustee (Chair)	September 2020 - present	Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP	11	Chair of the Board of First Eagle Funds (9 portfolios) and First Eagle Variable Funds (1 portfolio); Board Member, ViacomCBS Inc.; Lead Trustee Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

Jean D. Hamilton 1345 Avenue of the Americas, New York, New York 10105 (born January 1947)	Trustee	September 2020 - present	Private Investor/Independent Consultant/Member, Brock Capital Group LLC	11	Trustee, First Eagle Funds (9 portfolios) and First Eagle Variable Funds (1 portfolio); Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2022, director, RenaissanceRe Holdings Ltd; prior to June 2012, Director, Four Nations

[1]	Trustees who are not “interested persons” of the Fund as defined in the 1940 Act.

[2]	The term of office of the Independent Trustee is indefinite.
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INTERESTED TRUSTEES1

Name, Address and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five (5) Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	Trustee	March 2022 - present	Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC	11	Trustee, First Eagle Funds (9 portfolios); First Eagle Variable Funds (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; Director, Conservation International; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud 1345 Avenue of the Americas, New York, New York 10105 (born September 1972)	Trustee	September 2020 - present	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC	11	Trustee, First Eagle Funds (9 portfolios) and First Eagle Variable Funds (1 portfolio); Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

[1]	Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles he holds or has held with the Adviser.

[2]	The term of office of the Interested Trustee is indefinite.

The following table provides information concerning the nominees to the Board who currently do not serve as Trustees.

INDEPENDENT TRUSTEE NOMINEES1

Name, Address and Age	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Nominee	Other Directorships/ Trusteeships Held by Nominee During Past Five (5) Years
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to January 2016, President of the American University in Cairo	11	Trustee, First Eagle Funds (9 portfolios), Trustee, First Eagle Variable Funds (1 portfolio); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, Hertie School of Governance (Berlin);
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			Trustee, Tufts University; Trustee, Aga Khan University
Peter W. Davidson 1345 Avenue of the Americas New York, New York 10105 (born May 1959)	Chief Executive Officer, Aligned Climate Capital LLC; prior to January 2019, Chief Executive Officer, Aligned Intermediary; prior to June 2015, Executive Director of the Loan Program Office at the U.S. Department of Energy	11	Trustee, First Eagle Funds (9 portfolios), Trustee, First Eagle Variable Funds (1 portfolio); Director, Beam Global; Chairman, Summit Ridge Energy; Director, pulsESG; Member, Council on Foreign Relations; Chairman, JM Kaplan Fund; Trustee, St. Ann’s School; Chairman, Green-Wood Cemetery

James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Private Investor and Independent Consultant	11	Trustee, First Eagle Funds (9 portfolios), Trustee, First Eagle Variable Funds (1 portfolio); Director, JZ Capital Partners, Plc. (Guernsey investment trust company)

William M. Kelly 1345 Avenue of the Americas New York, New York 10105 (born February 1944)	Private Investor	11	Trustee, First Eagle Funds (9 portfolios), Trustee, First Eagle Variable Funds (1 portfolio); Trustee Emeritus, St. Anselm College; Vice President and Director, Sergei S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Private Investor	11	Trustee, First Eagle Funds (9 portfolios), Trustee, First Eagle Variable Funds (1 portfolio); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation

[1]	Nominees who are not “interested persons” of the Fund as defined in the 1940 Act.

If approved by the Shareholders, Mses. Anderson, Beinecke and Hamilton and Messrs. Arnhold, Davidson, Jordan, Kelly, Lawler and Mahmud shall be elected to serve without interruption as Trustees on the Board of Trustees of the Fund.

Each of the nominees has consented to be named in this Proxy Statement and to serve as a Trustee of the Fund, if elected. If a nominee is unable or shall fail to act as a Trustee because of an unexpected occurrence, the proxies may be voted for such other person as shall be determined by the persons acting under the proxies in their discretion.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board. The Nominating and Governance Committee will also use the above criteria in evaluating potential nominees to the Board of Trustees. The Nominating and Governance Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates.

The following summarizes the experience and qualifications of the Trustees/Nominees:

Ms. Candace Beinecke – Current Trustee and Nominee for Reelection. Ms. Beinecke has significant executive and business advisory experience. She is a Senior Partner, and previously was the Chair, of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the boards of an international industrial firm, a major real estate investment trust, a major media company, and various charitable institutions. Ms. Beinecke currently serves as Chair of

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the Fund’s Board of Trustees and would continue to serve in that role if reelected to the Board. She also chairs the Boards of Trustees of First Eagle Funds and First Eagle Variable Funds.

Ms. Jean Hamilton – Current Trustee and Nominee for Reelection. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of an international reinsurance and insurance firm and various charitable institutions. Ms. Hamilton currently serves as a member of the Fund’s Board of Trustees and as Chair of its Credit Valuation and Allocation Committee and would continue to serve in that role if reelected to the Board. She also serves on the Boards of Trustees of First Eagle Funds and First Eagle Variable Funds, where she chairs the Board Valuation and Liquidity Committee for those Boards.

Mr. John Arnhold – Current Trustee and Nominee for Reelection. Mr. Arnhold has significant executive and investment management experience. He previously was President of the First Eagle Funds and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Funds. Mr. Arnhold serves on the board of the Adviser’s holding company and also serves on the boards of various charitable and educational institutions. Mr. Arnhold currently serves as a member of the Fund’s Board of Trustees and on its Credit Valuation and Allocation Committee and would continue to serve in that role if reelected to the Board. He also serves on the Boards of Trustees of First Eagle Funds and First Eagle Variable Funds (and previously was Chair of those Boards).

Mr. Mehdi Mahmud – Current Trustee and Nominee for Reelection. Mr. Mahmud has significant executive and investment management experience. Currently, Mr. Mahmud serves as the President and Chief Executive Officer of First Eagle Investment Management, LLC, and President of First Eagle Funds and First Eagle Variable Funds. Prior to that, Mr. Mahmud was Chief Executive Officer and Chairman of the Board of Directors of Jennison Associates LLC. Prior to these roles, he held several senior management positions at Jennison relating to product and business strategy, investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities, and oversight of key support areas including institutional, retail and sub-advisory client activities. He has also served in a variety of investment management roles at JP Morgan Investment Management and Credit Suisse Asset Management. Mr. Mahmud currently serves as a member of the Fund’s Board of Trustees and would continue to serve if reelected to the Board. He also serves on the Boards of Trustees of First Eagle Funds and First Eagle Variable Funds.

Dr. Lisa Anderson – Nominee for Election as Trustee. Dr. Anderson has significant leadership experience at prominent academic institutions. She is currently serving as the Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs. Previously, she served as President of the American University in Cairo; Provost of that institution; and Dean of the Columbia School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. Dr. Anderson also serves on the Boards of Trustees of First Eagle Funds and First Eagle Variable Funds, including on the Nominating and Governance Committee for those Boards.

Mr. Peter Davidson – Nominee for Election as Trustee. Mr. Davidson has significant executive and investment management experience. He is the Chief Executive Officer of Aligned Climate Capital LLC, a U.S. registered investment adviser that focuses on investments in climate infrastructure projects. Since September 2016, Mr. Davidson serves as a director of Beam Global, a sustainable technology innovation company based in San Diego, California; Chairman, Summit Ridge Energy, director, pulsESG; Member, Council on Foreign Relations; Chairman, JM Kaplan Fund; Trustee, St. Ann’s School; Chairman, Green-Wood Cemetery. Mr. Davidson was also an adjunct professor at Columbia University’s School of International and Political Affairs from 2015 until 2022. In May 2013, Mr. Davidson was appointed by President Obama to serve as the executive director of the Loan Program Office at the U.S. Department of Energy, a position he held until June 2015. Mr. Davidson also serves on the Boards of Trustees of First Eagle Funds and First Eagle Variable Funds.

Mr. James Jordan – Nominee for Election as Trustee. Mr. Jordan has lengthy experience in the asset management sector of the financial industry. Currently a private investor, he serves as director, JZ Capital Partners, Plc., a Guernsey investment trust company. Previously, he served as President of The William Penn Funds, Inc., a mutual fund management company; as a consultant to The Jordan Company, a private investment banking company; as Managing Director of First Eagle Investment Management, LLC, the investment adviser to the Funds; on the boards of directors of two international listed investment trust companies and on the boards of various charitable and public interest organizations. Mr. Jordan also serves on the Boards of Trustees of First Eagle Funds and First Eagle Variable Funds, including on the Nominating and Governance Committee for those Boards.

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Mr. William Kelly – Nominee for Election as Trustee. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly also serves on the boards of various academic and charitable institutions. Mr. Kelly also serves on the Boards of Trustees of First Eagle Funds and First Eagle Variable Funds, including on the Audit Committee and Board Valuation and Liquidity Committee for those Boards.

Mr. Paul Lawler – Nominee for Election as Trustee. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the board of a registered investment company advised by affiliates of Blackstone Inc. and on boards of various charitable institutions. Mr. Lawler also serves on the Boards of Trustees of First Eagle Funds and First Eagle Variable Funds, where he chairs the Audit Committee for those Boards.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Fund as defined in the 1940 Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

The following is a description of the current Board.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Fund has a separate President. The standing committees of the Board are described below.

Committee Name	Members	Function(s)
Audit Committee

Candace Beinecke, Jean Hamilton and Nancy Hawthorne (Chair), each of whom is an Independent Trustee

Upon the election of new Trustees as proposed, the Audit Committee’s membership is anticipated to be Paul Lawler (Chair), Jean Hamilton and William Kelly, each of whom is an Independent Trustee

Reviews the contract between the Fund and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is responsible for overseeing that firm’s compensation and performance); oversees the audit process, including audit plans; oversees the Fund’s accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews financial statements contained in reports to regulators and shareholders with fund management and the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Fund, the Adviser, and, in certain cases, other affiliates of the Fund.
Nominating and Governance Committee

Candace Beinecke (Chair), Jean Hamilton and Nancy Hawthorne, each of whom is an Independent Trustee

Upon the election of new Trustees as proposed, the Nominating and Governance Committee’s membership is anticipated to be Lisa Anderson, Candace Beinecke (Chair) and James Jordan, each of whom is an Independent Trustee

Nominates new Independent Trustees of the Fund. (The Nominating and Governance Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a sub-committee responsible for administering the Trustees’ deferred compensation plan.
Credit Valuation and Allocation Committee

John Arnhold, Jean Hamilton (Chair) and Nancy Hawthorne

Upon the election of new Trustees as proposed, the Credit Valuation and Allocation Committee’s membership is anticipated to be John Arnhold, Jean Hamilton (Chair) and William Kelly

Monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Fund’s investments by the Adviser and FEAC; reviews and approves recommendations by the Adviser and FEAC for changes to the Fund’s valuation policies for submission to the Board for its approval; reviews the Adviser’s and FEAC’s quarterly presentations on valuation; oversees the implementation of the Fund’s valuation policies by the Adviser and FEAC; determines whether to approve the fair value recommendations for specific investments pursuant
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to the Fund’s valuation policies. Additionally, the Credit Valuation and Allocation Committee is responsible for reviewing proposed co-investments alongside the Fund’s affiliates in privately negotiated transactions pursuant to applicable SEC exemptive relief.

The Board of Trustees has adopted a written charter for its Audit Committee. A copy of the written charter, as amended through December 2021, is attached to this Proxy Statement as Exhibit B. A report of the Audit Committee relating to the Fund’s financial statements for the fiscal year ended December 31, 2021 is attached to this Proxy Statement as Exhibit C. The Board of Trustees has not adopted a written charter for the Nominating and Governance Committee.

The Board of Trustees has designated Candace Beinecke, Jean Hamilton and Nancy Hawthorne as Audit Committee Financial Experts.

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Fund between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the 1940 Act, the perceived expectations of Shareholders, information available on industry practice generally, the number of portfolios within the Fund, the nature of the underlying investment programs, and the relationship between the Fund and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund’s investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting at the Adviser is not centralized in any one person or body.

During the fiscal year ended December 31, 2021, the Board met five times and the Audit Committee met four times. During the fiscal year ended December 31, 2021, each Trustee attended in person or via teleconference at least 75% of the meetings of the Board and meetings of the committees on which such Trustee served for the Fund.

Shareholder Communications

Shareholders may send communications to the Fund’s Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board at management’s discretion based on the matters contained therein.

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Compensation of the Trustees/Nominees and Officers

Independent Trustees of the Fund are paid by the Fund an annual fee of $15,000. The Chairman of the Board of Trustees will receive an additional $25,000 per year and the Chair of the Credit Valuation and Allocation Committee will receive an additional $10,000 per year. Each Independent Trustee who is a member of the Audit Committee will receive an additional $15,000 per year and each Independent Trustee who is a member of the Credit Valuation and Allocation Committee will receive an additional $25,000 per year. Each Independent Trustee who is a member of the Nominating and Governance Committee will receive an additional $2,500 for each meeting they attend. Each Independent Trustee is reimbursed by the Fund for any reasonable expenses he or she may incur in connection with services he or she may perform for the Fund.

The following table sets forth information regarding compensation of Trustees and nominees to the Board by the fund complex and, with respect to the current Trustees, the Fund, for the fiscal year ended December 31, 2021. Officers of the Fund and Interested Trustees do not receive any compensation from the Fund or any other fund in the fund complex. The Fund does not maintain a retirement plan for its Trustees.

Trustee/Nominee Compensation Table

Name of Person, Position	Aggregate Compensation from Registrant		Total Compensation from Fund Complex**
Lisa Anderson, Nominee	$	N/A		$252,000
John P. Arnhold, Trustee and Nominee*	$	None	$	None
Candace K. Beinecke, Trustee and Nominee		$55,000		$490,500
Peter W. Davidson, Nominee	$	N/A		$245,000
Jean D. Hamilton, Trustee and Nominee		$65,000		$453,000
James E. Jordan, Nominee	$	N/A		$252,000
William M. Kelly, Nominee	$	N/A		$296,000
Paul J. Lawler, Nominee	$	N/A		$245,000
Mehdi Mahmud, Trustee and Nominee*	$	None	$	None

*	Interested Trustees are not compensated by the Fund for their services.

**	As of the date hereof, Candace Beinecke, Jean Hamilton and Mehdi Mahmud serve on the boards of three affiliated trusts, being the Fund, First Eagle Funds and First Eagle Overseas Variable Funds. Each of the Board nominees serve on the boards of the First Eagle Funds and First Eagle Overseas Variable Funds.

In addition, all persons serving as officers of the Fund (including the Fund’s Chief Compliance Officer) are employed by the Adviser or the Subadviser. The Adviser seeks reimbursement from certain investment companies in the Fund Complex for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program does not extend to the Fund, which pays no compensation to its officers, except that the Fund and the Adviser agree each year as to the relative portion of the compensation of the Chief Compliance Officer to be paid by each party.

Ownership of Shares by the Trustees/Nominees in the Fund and the Fund Complex

The following table sets forth information as of May 31, 2022, regarding ownership by the Trustees and nominees to the Board of equity securities of the Fund or any other fund in the same fund complex for which each is also a director or trustee. Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

Please note that the table does not reflect the amounts Trustees invest in the Fund through their deferred compensation plan.

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Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
Lisa Anderson	None	E
John P. Arnhold	None	E
Candace K. Beinecke	None	E
Peter W. Davidson	None	A
Jean D. Hamilton	None	E
James E. Jordan	None	E
William M. Kelly	None	D
Paul J. Lawler	None	E
Mehdi Mahmud	None	E

As of May 24, 2022, to the knowledge of the Fund, none of the Trustees/Nominees or their immediate family members own any securities either beneficially or of record in the Adviser (defined below), the Distributor (defined below) or any person directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

Delinquent Section 16(a) Reports. Each of the Fund’s Trustees and certain officers, investment adviser, Subadviser (defined below), certain affiliated persons of the investment adviser and persons who beneficially own more than 10% of any class of outstanding securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”). Based solely on a review of these forms filed electronically with the SEC and any written representation from reporting persons during the most recently concluded fiscal year, the Fund believes that except as described below, each of the Trustees and officers of the Fund, the Adviser, Subadviser (defined below) and relevant affiliated persons of the Adviser, Subadviser and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during each Interval Fund’s respective fiscal year.

Each of the following reporting persons filed one late Form 3: the Adviser (filed March 3, 2021); the Subadviser (filed March 3, 2021); James A. Morris, the Chief Compliance Officer of the Sub-Adviser (filed March 4, 2021); Jennifer Wilson, the Fund’s Chief Accounting Officer (filed March 5, 2021); Edward Giordano, the Chief Financial Officer of the Subadviser (filed September 27, 2021). Each of the following reporting persons filed one late Form 4 relating to the acquisition of phantom stock awards in the Fund pursuant to the Adviser’s deferred compensation program: Sabrina Rusnak-Carlson, Deputy General Counsel of the Fund (filed June 17, 2022); Christopher J. Flynn, President of the Subadviser (filed June 17, 2022); Robert J. Hickey, portfolio manager of the Fund (filed June 21, 2022); Brian Murphy, portfolio manager of the Fund (filed June 21, 2022); Jennifer Wilson (filed June 22, 2022); Mehdi Mahmud, President and Trustee of the Fund (filed June 22, 2022); Melanie Dow, an executive officer of the Adviser (filed June 22, 2022); Michelle C. Handy, portfolio manager of the Fund (filed June __, 2022); Steven F. Krull, portfolio manager of the Fund (filed June __, 2022) and David P. O’Connor, General Counsel (filed June __, 2022).

ADDITIONAL INFORMATION

Pertinent information regarding the principal officers of the Trust is set forth below. Some of the officers are employees of the Adviser and its affiliates.

OFFICERS

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five (5) Years
Mehdi Mahmud 1345 Avenue of the Americas, New York, New York 10105 (born September 1972)	President	September 2020 - present	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC
Robert Bruno 1345 Avenue of the Americas, New York, New York 10105 (born June 1964)	Senior Vice President	September 2020 - present	Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds
Michael Luzzatto 1345 Avenue of the Americas, New York, New York 10105 (born April 1977)	Vice President	September 2020 - present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds and First Eagle Variable Funds
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Joseph Malone 1345 Avenue of the Americas, New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2020 - present	Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds and First Eagle Variable Funds
Albert Pisano 1345 Avenue of the Americas, New York, New York 10105 (born April 1960)	Chief Compliance Officer	September 2020 - present	Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; prior to June 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC
David O’Connor 1345 Avenue of the Americas New York, New York 10105 (born February 1966)	General Counsel	September 2020 - present	General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC; prior to January 2017, Investment Management Consultant
Sabrina Rusnak-Carlson 1345 Avenue of the Americas New York, New York 10105 (born April 1979)	Deputy General Counsel	September 2020 - present	General Counsel, First Eagle Alternative Credit LLC; prior to January 2020, General Counsel and Chief Compliance Officer, THL Credit Advisors LLC
Sheelyn Michael 1345 Avenue of the Americas New York, New York 10105 (born September 1971)	Secretary and Deputy General Counsel	September 2020 - present	Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds and First Eagle Variable Funds; Director, First Eagle Investment Management, Ltd
Jennifer Wilson 1345 Avenue of the Americas New York, New York 10105 (born October 1972)	Chief Accounting Officer	September 2020 - present	Chief Accounting Officer, First Eagle Alternative Credit LLC; Prior to 2020, Director of Financial Planning & Analysis, First Eagle Alternative Credit LLC; prior to 2018, Managing Partner and Chief Financial Officer, Four Wood Capital Partners LLC
Tricia Larkin 1345 Avenue of the Americas New York, New York 10105 (born July 1979)	Treasurer	September 2020 - present	Senior Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds and First Eagle Variable Funds; prior to March 2016, Vice President of Fund Administration, State Street Corporation
William Karim 1345 Avenue of the Americas New York, New York 10105 (born August 1980)	Associate General Counsel	September 2020 - present	Deputy General Counsel, First Eagle Alternative Credit LLC; prior to January 2020, Associate General Counsel, THL Credit LLC; prior to 2016, Attorney, Keurig

[1]	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

SUBSIDIARY

The Fund has formed a wholly-owned special purpose subsidiary that has entered into a secured credit facility (the “Credit Agreement”) with Ally Bank and such other lenders that may become party to the Credit Agreement (the “Lenders”). Pursuant to the terms of the Credit Agreement, the special purpose subsidiary, of which the Fund is the sole

12

member and designated manager, may borrow money from the Lenders up to a maximum aggregate outstanding amount of $150 million, subject to change by mutual agreement of such special purpose subsidiary and the Lenders.

ADVISER AND SUBADVISER

First Eagle Investment Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. Subject to the supervision of the Board, the Adviser oversees the management of the Fund’s activities and supervises the activities of First Eagle Alternative Credit, LLC, the Fund’s investment subadviser.

DISTRIBUTOR

FEF Distributors, LLC (the “Distributor”), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund’s Common Shares pursuant to a distribution contract with the Fund. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is a wholly-owned subsidiary of the Adviser.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the full Board unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending December 31, 2021. PwC served as independent registered public accounting firm for the fiscal year ended December 31, 2020. PwC also serves as the independent registered public accounting firm of other investment companies for which the Adviser serves as investment adviser. PwC is located at 300 Madison Avenue, New York, New York 10017-6204. PwC audits the Fund’s financial statements and renders its report thereon. The Fund does not know of any direct financial or material indirect financial interest of PwC in the Fund. A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. The Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on at least an annual basis, the Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.

In addition, the Audit Committee pre-approves at least annually any permitted audit-related services and non-audit services to be provided by the independent registered public accounting firm to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Audit Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Service Affiliates for such services.

The Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or a Service Affiliate that were not pre-approved as part of the annual process described above, provided that the fee for such services does not exceed a pre-determined dollar threshold.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the Funds or their Service Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the years ended December 31, 2021 and December 31, 2020, the Audit Fees billed by PwC to the Fund were [$75,600 and $112,00], respectively.

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that

13

include accounting consultations, attestation reports, comfort letters, and agreed-upon procedure reports, if applicable. For the years ended December 31, 2021 and December 31, 2020, the Audit-Related Fees billed by PwC to the Fund were $0 and $0, respectively. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Fund’s Service Affiliates for audit-related services related directly to the operation and financial reporting of the Fund.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. For the years ended December 31, 2021 and December 31, 2020, the aggregate Tax Fees billed by PwC to the Fund were $30,000 and [$40,000], respectively. During those fiscal years, there were no Tax Fees billed by PwC to the Fund’s Service Affiliates for tax-related services related directly to the operation and financial reporting of the Fund.

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For the Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Service Affiliates.

During the periods indicated above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, for the years ended December 31, 2021 and December 31, 2020, for services rendered to the Fund were $2,017 and $2,144 respectively. There were no non-audit fees billed by PwC to the Fund’s Service Affiliates.

The table below shows a breakdown of the fees billed by PwC to the Fund for the most recently completed fiscal year attributable the following categories: 1) Audit Fees, 2) Audit-Related Fees, 3) Tax Compliance/Preparation fees and 4) All Other Fees, as well as the percentage of the total fees billed attributable to the “All Other Fees” category.

	(Fiscal Year Ended December 31, 2021)
Audit Fees	$	[247,000]
Audit-Related Fees		$0
Tax Compliance/ Tax Return Preparation Fees	$	[30,000	]
All Other Fees		$0
Percentage of Total Fees attributable to All Other Fees		0%

The Audit Committee has determined that the provision by PwC of non-audit services to the Fund’s Service Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business. As of the date of this Proxy Statement, the Fund’s officers and the Adviser are not aware of any business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

The Fund does not hold regular annual meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a subsequent meeting of Shareholders should send such proposals to the Fund at 1345 Avenue of the Americas, New York, New York 10105. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

HELP AVOID THE COST AND INCONVENIENCE OF ADDITIONAL SOLICITATIONS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

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EXHIBIT A

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF THE FUND

As of May 24, 2022, to the knowledge of the Fund, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the shares of the beneficial interest of the Fund. These percentages are based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Fund, but those holdings generally are disregarded. Trustee Mehdi Mahmud is the Chief Executive Officer of the Adviser, which is identified below as a 9.69% owner of the Fund’s Class A shares.

As of May 24, 2022, to the knowledge of the Fund, the following shareholders owned 5.00% or more of the Fund’s securities:

Class I—Charles Schwab & Co Inc., Special Custody Acct FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1901 – 34.98%; Anna-Maria and Stephen Kellen Foundation Inc. 1345 Avenue of the Americas, Fl 47th, New York, NY 10105-0302 – 5.98%.

Class A—Charles Schwab & Co Inc., Special Custody Acct FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905—19.91%; First Eagle Investment Management LLC, 1345 Avenue of the Americas, Fl 48, New York, NY 10105-4300—9.69%.

A-1

EXHIBIT B

First Eagle Funds

First Eagle Variable Funds

Audit Committee Charter

(Amended December 2021)

Organization

There shall be a committee of the Boards of Trustees (collectively, the “Boards”) of each of the First Eagle Funds and First Eagle Variable Funds (each, a “Fund” and collectively, the “Funds”) to be known as the Audit Committee. The Audit Committee shall be composed of as many Trustees as the Boards shall determine, who: (1) are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”); and (2) do not accept, directly or indirectly, any compensation from the Funds or its affiliates, except compensation for services as a member of the Boards or committees of the Boards. The Boards shall designate the Chairman of the Audit Committee after recommendation from the Nominating and Governance Committee. The Chairman of the Audit Committee shall set the agenda for, and preside at, each meeting of the Audit Committee, and shall engage in such other activities on behalf of the Audit Committee as shall be determined from time to time by the Audit Committee or as is consistent with current practice.

Meetings

The Audit Committee shall meet at least two times per year and is empowered to hold special meetings as circumstances require. The Audit Committee may meet either on its own or in conjunction with meetings of the Boards. Audit Committee Meetings may be held in person, by video conference or by telephone conference. Where appropriate, the Audit Committee may take action by written consent in lieu of a meeting pursuant to the By-Laws of the Funds, which require prompt notice of any action to be taken by written consent to each Trustee who did not execute such written consent.

Audit committee financial expert

Each member of the Audit Committee shall be “financially literate,” that is, be able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of changes. The Audit Committee may, in its discretion, recommend to the Boards that they designate one or more “Audit Committee Financial Experts” (“ACFE”) to serve on the Audit Committee. In recommending an ACFE, the Audit Committee shall consider the factors prescribed by Section 407 of the Sarbanes Oxley Act of 2002 (“SOX”) and relevant regulations promulgated by the Securities and Exchange Commission (the “SEC”).

Any ACFE may provide guidance to the Audit Committee (and the Boards) on accounting or financial management matters or assist the Audit Committee in overseeing the audit process. A Committee member designated an ACFE does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee and Board in the absence of such designation or identification.

If the Audit Committee does not recommend the designation of an ACFE, the Audit Committee, with the assistance of Fund counsel, shall provide a written explanation of the reasons why not, with a view toward disclosure of those reasons in the Funds’ public disclosure documents.

Purposes; Duties

The Audit Committee will assist and act as a liaison with the Boards and the Funds’ independent auditors in fulfilling the Boards’ responsibility to the Funds’ shareholders relating to oversight of: (i) Fund tax and accounting; (ii) the Funds’ systems of disclosure controls and internal controls over financial reporting; (iii) the Funds’ process for monitoring compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits; and (iv) the quality and integrity of the financial reports and audits of the Funds (including auditor qualification and independence).It is Fund Management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out an audit in accordance with professional standards based upon the nature of the assignment. In addition to the above, from time-to-time, the Boards may delegate to the Audit Committee certain operational oversight responsibilities.

B-1

The Funds’ independent public accounting firm must comply with all of the independence requirements set forth in Regulation S-X under the Securities Act of 1933 and the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, subject to such exceptions, not prohibited by law, as the Audit Committee may allow. The independent auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the independent auditor and the Fund, (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Funds’ other service providers.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be flexible to adjust to changing conditions ensuring the Trustees and shareholders that the Funds’ accounting and reporting practices are in accordance with all requirements and are of the highest quality.

The following list of Audit Committee responsibilities describes areas of attention in broad terms:

•	The Audit Committee’s role is clearly one of oversight and not of direct management of the audit process (other than with respect to its role in the selection, appointment and engagement of independent auditors as set forth below). In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Funds. As such, it is not the duty or responsibility of the Audit Committee to (a) conduct “field work” or other types of auditing or accounting reviews or procedures, (b) perform an audit or (c) act in any way as a substitute for management or assume management’s responsibilities. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial, valuation and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

•	Audit Committee members are responsible for a general understanding of the Funds’ accounting and control environment including controls and procedures that are critical to the Funds’ operations that are resident at third-party service providers.

•	The Audit Committee will make recommendations to the Boards regarding the selection, retention, compensation and evaluation of independent audit firms. Audit Committee members shall evaluate the independent audit firms’ performance, costs, and financial stability.

•	The Audit Committee will review and approve, in advance, all non-audit services to be provided by the independent auditor and the fees to be charged for such non-audit services. The Audit Committee may adopt policies and procedures to satisfy this responsibility but may not delegate such approvals to Fund Management.

•	The Audit Committee will meet in Executive Session with Fund Management and/or the Funds’ independent auditors, as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s response thereto; (iv) to review the form of opinion the auditors propose to render to the Boards and shareholders; and (v) to ensure appropriate timing and process for rotation of lead, concurring and other significant audit partners. The Audit Committee may contact the Funds’ independent auditors at any time without informing or including Fund Management in such meetings.

•	The Audit Committee, working with the Chief Compliance Officer and Fund Management, is responsible for reviewing audit plans prepared by the Funds’ independent auditors and the internal audit staff, as applicable.
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•	The Audit Committee is responsible for reviewing the minutes of all Audit Committee meetings and reporting all activities to the Boards.

•	The Audit Committee is responsible for reviewing financial statements contained in the annual and other periodic reports provided to regulatory bodies and to shareholders with Fund Management and the independent auditors. The Audit Committee is also responsible for determining whether the independent auditors are satisfied with the disclosure and content of the annual financial statements. In addition, the Audit Committee should obtain representations from Fund Management as to its assessment of the adequacy of accounting policies and procedures including compliance with statutory certification requirements.

•	The Audit Committee may consult with Fund counsel and counsel to the Independent Trustees in order to be informed on legal issues having the possibility of impacting the financial reporting process. This would include items of industry wide importance and internal issues such as litigation.

•	The Audit Committee should be kept apprised by Fund counsel, counsel to the Independent Trustees and the Funds’ independent auditors of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

•	The Audit Committee should review with Fund officers, the Chief Compliance Officer and the investment adviser (a) such compliance matters as are appropriate to be brought to the attention of the Audit Committee; and (b) any comments or criticisms from the staff of the SEC or any other regulators as are appropriate to be brought to the attention of the Audit Committee.

•	The Funds have established procedures for receipt, retention and treatment of complaints concerning accounting, internal accounting controls or auditing matters, and for the confidential anonymous submission by employees of concerns or complaints regarding questionable accounting or audit matters to the Funds’ CCO or the applicable Audit Committee chairperson, in addition to or instead of, the CCO. The procedures also address the retention of records related to the treatment of such concerns in accordance with applicable law.

•	The Audit Committee should consider such other matters as the Audit Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Boards or matters that become their responsibility by SEC Rule or Federal legislation.

•	The Audit Committee should investigate any matter brought to its attention within the scope of its duties, with the power to retain independent counsel, which may also be counsel to the Funds’ Independent Trustees, or other advisers for this purpose if, in its judgment, that is appropriate. The costs of engaging independent counsel or other advisers will be borne by the Funds.

Section 1.	Review of Audit Committee Charter

Annually, the Audit Committee shall review this Charter and shall make any recommendations to the Independent Trustees with respect thereto.

Section 2.	Maintenance of Charter

The Funds shall maintain and preserve in an easily accessible place a copy of the Audit Committee Charter and any modification to the Charter.

Limit on committee liability

The Audit Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls, and disclosure controls and procedures, and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same scope or quality as the audit performed by the independent auditors. In carrying

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out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

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EXHIBIT C

REPORT OF THE AUDIT COMMITTEE

Dated [      ], 2022

The Audit Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with Fund’s management (“Management”) and the independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended December 31, 2021 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2021. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

The Committee has received the written disclosure and the letter from PwC with respect to the Fund required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and, to the extent applicable with respect to each Fund’s reporting period, for non-audit services provided to First Eagle Investment Management, LLC (the “Adviser”), the Fund’s investment adviser, and any entity controlling, controlled by or under common control with the Adviser that provided services to the Fund during its reporting period. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

In connection with foregoing review and discussions, the Committee met with PwC on December 17, 2021 and February 18, 2022. The Committee has confirmed that (1) the audited financial statements for the fiscal year ended December 31, 2021 should be included in the Fund’s Annual Report to shareholders for such fiscal year and (2) such Annual Report should be filed with the Securities and Exchange Commission.

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PROXY CARD

[LOGO] YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER REGISTRATION FIELD	[TO BE PROVIDED BY PROXY SOLICITOR]

First Eagle Credit Opportunities Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2022

The undersigned shareholder(s) of First Eagle Credit Opportunities Fund (the “Fund”), hereby appoint(s) [•] and [ ], each with full power of substitution, as proxies to attend the Special Meeting of Shareholders of the Fund (the “Meeting”) to be virtually held on [•], 2022, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated [•], and revokes any proxy heretofore given with respect to such Meeting. As noted, the Meeting will be a virtual meeting of shareholders, which will be conducted online via live webcast. To participate in the Meeting, shareholders must register in advance. If you wish to do so, please send an email to attendameeting@astfinancial.com. Please reference “FIRST EAGLE CREDIT OPPORTUNITIES FUND” in the subject line and include in the body of the email your full name and address, your control number (located above) and your intent to attend the Meeting. This request must be received 48 hours prior to the meeting. A registration link will be sent back to you. There is no physical location for the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 284-7175. Representatives are available to assist you Monday through Friday [9 a.m. to 10] p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders
The proxy statement for this meeting is available at:
www.FirstEagle.com or by calling 800.334.2143 on any business day to request a paper copy.

First Eagle Credit Opportunities Fund ballot

First Eagle Credit Opportunities Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Note: Please sign exactly as name(s) appear above. If shares are held in the name of joint owners each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD J)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal has been approved by the Board of Trustees and recommended for approval by shareholders. In order to be counted, your vote must be received by [ ], 2022. When properly executed, this proxy will be voted as indicated or ‘FOR’ the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE ‘FOR’ THE ELECTION OF THE NOMINEES TO THE BOARD.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●.

PROPOSAL	FOR	AGAINST	ABSTAIN

1. To seek election of the members of the Board of Trustees of the Fund.	FOR	WITHHOLD
1. Lisa Anderson	O	O

2. John P. Arnhold	O	O

3. Candace K. Beinecke	O	O

4. Peter W. Davidson	O	O

5. Jean D. Hamilton	O	O

6. James E. Jordan	O	O

7. William M. Kelly	O	O

8. Paul J. Lawler	O	O

9. Mehdi Mahmud	O	O

THANK YOU FOR VOTING

First Eagle Credit Opportunities Fund ballot